Exhibit 10.1

Amendment NO. 2 to SeTTLEMENT Agreement

This amendment number 2 (this “Amendment”), dated as of May 6, 2024 (the “Effective Date”) and entered into by and among Biofrontera Inc. (“BFRI”), Hermann Luebbert, John J. Borer, Beth J. Hoffman, Kevin D. Weber (collectively, the “BFRI Parties”) and Biofrontera AG (each, a “Party” and collectively, the “Parties”), hereby amends that certain Settlement Agreement entered into between the Parties as of April 11, 2023 (the “Agreement”) pursuant to the following terms and conditions.

1.	Definitions. Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Agreement.

2.	Amendments. As of the Effective Date, the Agreement is hereby amended as follows:

(a)	Section III.C.3. Section III.C.3 as set forth in the Agreement shall be deleted in its entirety and replaced only with “[Intentionally Omitted]”.

3.	Date of Effectiveness. This Amendment, including all of the changes set forth in Section 2 hereof, shall become effective as of the Effective Date. On and after the Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

4.	Representations and Warranties. Each of the Parties hereby represents and warrants that it has entered into this Amendment voluntarily and of its own volition. Each Party acknowledges that no other Party, nor any agent or attorney of any other Party, has made any promise, representation, or warranty whatsoever, express or implied, not expressly contained in this Amendment concerning the subject matter hereof, or any other matter whatsoever, to induce said Party to execute or authorize the execution of this Amendment. Each Party acknowledges that it has not executed or authorized the execution of this Amendment in reliance upon any promise, representation, or warranty not expressly contained herein.

5.	Jurisdiction. This Amendment, and any dispute arising out of or relating in any way to this Amendment, shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles. Any action relating to this Amendment shall be brought, heard, and determined exclusively in the Court of Chancery of the State of Delaware (the “Court”) (provided that, in the event that subject matter jurisdiction is unavailable in the Court, then all such claims shall be brought, heard and determined exclusively in any other state or federal court sitting in Delaware). Subject to the preceding sentence, each Party (i) irrevocably submits to the sole and exclusive personal jurisdiction of any state or federal court sitting in Delaware, as well as to the sole and exclusive jurisdiction of all courts to which an appeal may be taken from such courts, in any such action arising out of or relating to this Agreement (but no other action); (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court; (iii) consents to service of process by registered mail on such Party and/or such Party’s attorney in the Action; (iv) waives any objection to venue in such court and any claim that the Court (or, in the event that subject matter jurisdiction is unavailable in the Court, any other state or federal court sitting in Delaware) is an inconvenient forum; and (v) expressly waives, and agrees not to plead or to make any claim that any such action is subject (in whole or in part) to a jury trial.

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6.	Miscellaneous.

(a)	This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and permitted assigns.

(b)	This Amendment may be executed in one or more original, facsimile, or PDF counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(c)	This Amendment and the Agreement, together, constitute the sole and entire agreement between the Parties with respect to its subject matter, and supersede all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

7.	Remainder of Agreement. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties in all respects. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement (or of any other agreement or document relating to the subject matter hereof), or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of another Party.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

Biofrontera Inc.

Signature:

/s/ Hermann Luebbert
Name:	Hermann Luebbert
Title:	Chief Executive Officer

/s/ Hermann Luebbert
Hermann Luebbert

/s/ John J. Borer
John J. Borer

/s/ Beth J. Hoffman
Beth J. Hoffman

/s/ Kevin D. Weber
Kevin D. Weber

Biofrontera AG

Signature:

/s/ Pilar de la Huerta Martinez
Name:	Pilar de la Huerta Martinez
Title:	Chief Financial Officer

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